DERIVED INFORMATION   [01/06/2005]

[$375,000,050]

Total Certificates Offered & Non-Offered

CSFB 2005-FIX1

Credit Suisse First Boston Mortgage Securities Corp.

Depositor

[TBA]

Trustee

The information contained in the attached materials is referred to as the “Information”.

The Information has been provided by Credit Suisse First Boston.  Neither the Issuer of the certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the Information herein.  The Information contained herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

The Information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates.

The Information addresses only certain aspects of the applicable certificate’s characteristics and thus does not provide a complete assessment.  As such, the Information may not reflect the impact of all structural characteristics of the certificate.  The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances.

Although a registration statement (including the prospectus) relating to the certificates discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the certificates discussed in this communication has not been filed with the Securities and Exchange Commission.  This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any offer or sale of the certificates discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.  Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the certificates discussed in this communication for definitive Information on any matter discussed in this communication.  Any investment decision should be based only on the data in the prospectus and the prospectus supplement (“Offering Documents”) and the then current version of the Information.  Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current.  A final prospectus and prospectus supplement may be obtained by contacting the Credit Suisse First Boston Trading Desk at (212) 538-8373.

Statistical Collateral Summary –

All information on the Mortgage Loans is approximate, includes a portion of the prefunding, and is based off of rolled scheduled balances as of the 1/01/05 cutoff date.  Approximately 0.1% of the mortgage loans do not provide for any payments of principal in the five years following origination.  The final numbers will be found in the prospectus supplement.   Thirty day delinquencies and sixty day delinquencies will represent less than 1.5% and 0.5% of the Mortgage Loans, respectively.  The Original Loan-to-Value (OLTV) ratio displayed in the tables below employs the Combined Loan-to-Value (CLTV) ratio in the case of second liens.

1. Miscellaneous Data:

Avg DTI	39.1
% LTV=80	26.4
95.01-100	2.2
% 2_28	0.0
% 3_27	0.0

2. Interest Only Loans:

	%	%	Avg	Avg	Avg	%	%
Interest Only Loans	2yr IO	5yr IO	FICO	LTV	DTI	Full Doc	Purchase
Y	0.0	100.0	687	95.0	35.0	0.0	100.0
Total:	0.0	100.0	687	95.0	35.0	0.0	100.0

3. FICO & Documentation:

	%	%	%	%	%	%	%		Avg	Original	%	%
		Reduced	Stated								Interest	Silent
FICO & Documentation	Full Doc	Doc	Doc	No Doc	All Docs	Purchase	CashOut	WAC	Balance	LTV	Only	Second
Unavailable	0.4	0.0	0.0	0.0	0.4	0.0	0.4	7.42	104,287	69.81	0.0	0.1
1 - 450	0.0	0.0	0.0	0.0	0.0	0.0	0.0	8.60	49,680	85.0	0.0	0.0
451 - 500	0.2	0.0	0.0	0.0	0.3	0.0	0.2	8.37	80,660	82.1	0.0	0.0
501 - 550	6.6	0.2	1.8	0.0	8.7	0.7	7.1	8.42	98,295	74.0	0.0	0.0
551 - 600	15.8	0.6	3.8	0.0	20.2	2.6	15.1	7.62	116,401	74.0	0.0	1.9
601 - 650	23.4	1.8	8.2	0.0	33.4	4.4	25.3	7.19	124,884	75.4	0.0	5.2
651 - 700	16.6	1.5	6.7	0.0	24.9	4.7	17.1	6.97	122,916	75.2	0.1	4.1
701 - 750	5.7	0.6	2.4	0.0	8.7	1.9	5.6	7.01	112,245	74.9	0.0	0.9
751 - 800	1.8	0.5	0.9	0.0	3.2	1.2	1.6	6.74	122,949	72.5	0.0	0.2
801 - 850	0.2	0.0	0.1	0.0	0.3	0.0	0.3	6.17	96,071	54.7	0.0	0.0
Total:	70.8	5.2	24.0	0.0	100.0	15.5	72.6	7.30	118,294	74.7	0.1	12.3

4. Original LTV and FICO:

															%	%	%	%
	%	%	%	%	%	%	%	%	%	%	%	Avg			Reduced	Stated	Interest	Silent
Original LTV and FICO	Unavailable	<=450	451-500	501-550	551-600	601-650	651-700	701-750	751-800	801-850	Total	Balance	WAC	Margin	Doc	Doc	Only	Second
0.001 - 10.000	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	112,737	7.30	0.00	0.0	0.0	0.0	0.0
10.001 - 20.000	0.0	0.0	0.0	0.0	0.1	0.0	0.0	0.0	0.0	0.0	0.2	69,871	7.58	0.00	0.0	0.1	0.0	0.0
20.001 - 30.000	0.0	0.0	0.0	0.0	0.2	0.1	0.1	0.1	0.1	0.0	0.6	77,587	6.96	0.00	0.0	0.1	0.0	0.0
30.001 - 40.000	0.0	0.0	0.0	0.1	0.3	0.5	0.4	0.2	0.1	0.1	1.7	91,832	6.84	0.00	0.0	0.4	0.0	0.0
40.001 - 50.000	0.0	0.0	0.0	0.3	0.8	0.9	0.9	0.4	0.1	0.0	3.4	98,230	6.90	0.00	0.0	1.1	0.0	0.0
50.001 - 60.000	0.1	0.0	0.0	0.7	1.7	2.4	1.6	0.8	0.4	0.0	7.8	126,192	6.83	0.00	0.3	2.0	0.0	0.1
60.001 - 70.000	0.1	0.0	0.0	1.4	2.9	5.2	3.9	1.0	0.3	0.0	14.8	125,587	6.89	0.00	0.5	3.3	0.0	0.5
70.001 - 80.000	0.2	0.0	0.1	4.6	9.1	17.4	12.8	3.9	1.7	0.1	49.7	124,219	7.23	0.00	2.6	12.9	0.0	11.2
80.001 - 90.000	0.0	0.0	0.1	1.3	3.9	5.1	3.5	1.6	0.4	0.0	16.0	118,303	7.75	0.00	1.5	2.8	0.0	0.5
90.001 - 100.000	0.0	0.0	0.0	0.2	1.1	1.8	1.7	0.8	0.1	0.0	5.7	86,940	8.77	0.00	0.3	1.3	0.1	0.0
Total:	0.4	0.0	0.3	8.7	20.2	33.4	24.9	8.7	3.2	0.3	100.0	118,294	7.30	0.00	5.2	24.0	0.1	12.3

5. Balance and FICO:

															%	%	%	%
	%	%	%	%	%	%	%	%	%	%	%	Original			Reduced	Stated	Interest	Silent
Balance and FICO	Unavailable	<=450	451-500	501-550	551-600	601-650	651-700	701-750	751-800	801-850	Total	LTV	WAC	Margin	Doc	Doc	Only	Second
1. - 50,000.	0.1	0.0	0.0	0.7	0.9	1.3	1.1	0.5	0.1	0.0	4.8	72.6	8.63	0.00	0.1	0.8	0.0	0.0
50,001. - 100,000.	0.1	0.0	0.1	2.9	5.4	7.4	5.9	2.2	0.7	0.1	24.8	75.6	7.84	0.00	1.0	5.3	0.0	2.2
100,001. - 150,000.	0.1	0.0	0.1	1.9	5.0	7.6	4.8	2.1	0.7	0.1	22.4	74.7	7.32	0.00	1.3	5.2	0.0	3.1
150,001. - 200,000.	0.0	0.0	0.0	1.2	3.2	6.0	4.3	1.4	0.8	0.0	17.0	73.9	6.92	0.00	0.8	3.9	0.0	3.0
200,001. - 250,000.	0.1	0.0	0.0	0.8	2.4	3.4	2.8	0.9	0.2	0.1	10.7	72.2	6.87	0.00	0.4	2.6	0.0	1.4
250,001. - 300,000.	0.0	0.0	0.0	0.5	0.9	3.5	2.4	0.8	0.2	0.0	8.3	75.9	6.80	0.00	0.2	2.6	0.0	1.3
300,001. - 350,000.	0.0	0.0	0.0	0.4	0.9	1.7	1.4	0.3	0.1	0.0	4.8	76.6	6.94	0.00	0.5	1.2	0.0	0.6
350,001. - 400,000.	0.0	0.0	0.0	0.2	0.8	1.3	1.1	0.0	0.0	0.0	3.4	77.1	6.95	0.00	0.5	0.9	0.1	0.1
400,001. - 450,000.	0.0	0.0	0.0	0.0	0.4	0.2	0.3	0.5	0.0	0.0	1.5	73.6	6.73	0.00	0.3	0.3	0.0	0.3
450,001. - 500,000.	0.0	0.0	0.0	0.0	0.3	0.4	0.5	0.0	0.2	0.0	1.4	78.2	6.81	0.00	0.1	0.5	0.0	0.3
500,001. - 550,000.	0.0	0.0	0.0	0.0	0.0	0.6	0.1	0.0	0.0	0.0	0.7	75.6	7.08	0.00	0.0	0.4	0.0	0.0
550,001. - 600,000.	0.0	0.0	0.0	0.0	0.0	0.0	0.2	0.0	0.0	0.0	0.2	75.0	6.87	0.00	0.0	0.0	0.0	0.0
650,001. - 700,000.	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.2	0.0	0.2	75.0	5.88	0.00	0.0	0.2	0.0	0.0
Total:	0.4	0.0	0.3	8.7	20.2	33.4	24.9	8.7	3.2	0.3	100.0	74.7	7.30	0.00	5.2	24.0	0.1	12.3

6. Current Rate and FICO:

																%	%	%
Current Rate and	%	%	%	%	%	%	%	%	%	%	%	Original			Avg	Reduced	Stated	Interest
FICO	Unavailable	<=450	451-500	501-550	551-600	601-650	651-700	701-750	751-800	801-850	Total	LTV	WAC	Margin	Balance	Doc	Doc	Only
5.01 - 5.50	0.0	0.0	0.0	0.0	0.1	0.2	0.1	0.0	0.0	0.0	0.5	61.1	5.44	0.00	174,331	0.0	0.1	0.0
5.51 - 6.00	0.0	0.0	0.0	0.2	0.4	2.5	4.4	1.8	1.0	0.1	10.4	66.2	5.89	0.00	181,756	0.4	1.2	0.0
6.01 - 6.50	0.0	0.0	0.0	0.1	1.8	5.5	5.0	1.7	0.6	0.0	14.8	70.8	6.32	0.00	152,535	0.4	2.4	0.0
6.51 - 7.00	0.2	0.0	0.0	0.8	3.8	9.1	6.0	1.6	0.8	0.1	22.4	73.0	6.80	0.00	143,490	1.2	6.0	0.1
7.01 - 7.50	0.0	0.0	0.1	1.0	4.4	6.3	3.6	1.6	0.3	0.0	17.4	77.5	7.29	0.00	121,727	0.8	3.7	0.0
7.51 - 8.00	0.0	0.0	0.1	1.7	4.3	4.7	2.6	1.0	0.3	0.0	14.7	77.3	7.80	0.00	108,041	0.8	4.6	0.0
8.01 - 8.50	0.1	0.0	0.0	1.2	1.8	2.2	1.2	0.2	0.1	0.0	6.9	77.7	8.28	0.00	95,056	0.5	2.5	0.0
8.51 - 9.00	0.0	0.0	0.0	1.4	1.9	1.3	0.7	0.1	0.0	0.0	5.6	78.5	8.74	0.00	78,905	0.2	1.4	0.0
9.01 - 9.50	0.0	0.0	0.0	0.8	0.6	0.4	0.3	0.0	0.0	0.0	2.2	80.1	9.25	0.00	80,147	0.4	0.4	0.0
9.51 - 10.00	0.0	0.0	0.0	0.7	0.6	0.3	0.3	0.4	0.1	0.0	2.5	85.0	9.81	0.00	64,057	0.2	0.8	0.0
10.01 - 10.50	0.0	0.0	0.0	0.2	0.1	0.3	0.3	0.0	0.0	0.0	1.0	87.9	10.35	0.00	61,230	0.1	0.4	0.0
10.51 - 11.00	0.0	0.0	0.0	0.3	0.2	0.3	0.2	0.1	0.0	0.0	1.0	89.2	10.83	0.00	57,318	0.1	0.4	0.0
11.01 - 11.50	0.0	0.0	0.0	0.2	0.1	0.1	0.0	0.0	0.0	0.0	0.3	79.5	11.28	0.00	61,031	0.1	0.1	0.0
11.51 >=	0.0	0.0	0.0	0.1	0.0	0.0	0.0	0.0	0.0	0.0	0.2	78.8	11.79	0.00	58,453	0.0	0.1	0.0
Total:	0.4	0.0	0.3	8.7	20.2	33.4	24.9	8.7	3.2	0.3	100.0	74.7	7.30	0.00	118,294	5.2	24.0	0.1

7. Mortgage Rates & LTV:

	%	%	%	%	%	%	%	%	%	%				%	%	%	%
Mortgage Rates &	LTV <=	40.01 -	50.01 -	60.01 -	70.01 -	80.01 -	90.01 -	95.01	LTV >		Avg		Avg	Reduced	Stated	Interest	Silent
LTV	40	50	60	70	80	90	95	100	100	Total	FICO	Margin	Balance	Doc	Doc	Only	Second
5.001 - 5.500	0.0	0.1	0.1	0.0	0.2	0.0	0.0	0.0	0.0	0.5	640	0.00	174,331	0.0	0.1	0.0	0.1
5.501 - 6.000	0.5	0.6	1.9	3.2	3.9	0.3	0.0	0.0	0.0	10.4	675	0.00	181,756	0.4	1.2	0.0	0.7
6.001 - 6.500	0.5	0.8	1.1	3.4	8.5	0.6	0.0	0.0	0.0	14.8	655	0.00	152,535	0.4	2.4	0.0	2.4
6.501 - 7.000	0.6	0.8	2.0	3.7	12.4	2.7	0.3	0.0	0.0	22.4	639	0.00	143,490	1.2	6.0	0.1	3.7
7.001 - 7.500	0.4	0.5	1.0	1.3	8.8	4.1	1.2	0.2	0.0	17.4	628	0.00	121,727	0.8	3.7	0.0	2.4
7.501 - 8.000	0.2	0.3	0.9	1.5	7.5	3.4	0.9	0.0	0.0	14.7	618	0.00	108,041	0.8	4.6	0.0	1.5
8.001 - 8.500	0.2	0.2	0.2	0.7	3.4	1.9	0.3	0.0	0.0	6.9	607	0.00	95,056	0.5	2.5	0.0	0.9
8.501 - 9.000	0.1	0.1	0.2	0.6	2.5	1.6	0.4	0.0	0.0	5.6	592	0.00	78,905	0.2	1.4	0.0	0.5
9.001 - 9.500	0.1	0.0	0.1	0.0	1.0	0.7	0.1	0.1	0.0	2.2	580	0.00	80,147	0.4	0.4	0.0	0.1
9.501 - 10.000	0.0	0.1	0.1	0.1	0.9	0.3	0.2	0.9	0.0	2.5	611	0.00	64,057	0.2	0.8	0.0	0.1
10.001 - 10.500	0.0	0.0	0.0	0.1	0.2	0.1	0.0	0.5	0.0	1.0	613	0.00	61,230	0.1	0.4	0.0	0.0
10.501 - 11.000	0.0	0.0	0.0	0.0	0.2	0.2	0.1	0.4	0.0	1.0	609	0.00	57,318	0.1	0.4	0.0	0.0
11.001 - 11.500	0.0	0.0	0.0	0.1	0.1	0.0	0.0	0.1	0.0	0.3	566	0.00	61,031	0.1	0.1	0.0	0.0
11.501 >=	0.0	0.0	0.0	0.0	0.1	0.1	0.0	0.0	0.0	0.2	550	0.00	58,453	0.0	0.1	0.0	0.0
Total:	2.5	3.4	7.8	14.8	49.7	16.0	3.6	2.2	0.0	100.0	632	0.00	118,294	5.2	24.0	0.1	12.3